RETIREMENT PLAN

                              FOR THE DIRECTORS OF

                               HALLIBURTON COMPANY









                             -----------------------







                             As Amended and Restated

                             Effective May 16, 2000

                                    PREAMBLE

         Effective January 1, 1990, Halliburton Company, a Delaware corporation (the "Company"), established the Retirement Plan for the Directors of Halliburton Company (the "Plan"), to help attract and continue to retain highly qualified Directors for the Company and to provide Directors with retirement income in recognition of services performed for the Company. The Plan has been amended, and the Company desires to restate the Plan to include all prior amendments. Therefore, the Plan is hereby restated to read as follows, effective as of May 16, 2000:

                                    ARTICLE I
                                   DEFINITIONS

         Each of the  following  terms  shall have the meaning set forth in this
Article I for purposes of the Plan and any amendments thereto:

1.1 Accrued Retirement Benefit: The total amount of future Retirement Benefit which has been earned by a Participant under the Plan at any point in time.

1.2 Administrator: The person or persons appointed by the Board to administer the Plan.

1.3 Affiliate: Any person or entity who or which controls, is controlled by or is under common control with the Company. For purposes of this definition, the terms "control" and "controlled by" as used with respect to the Company or any person or entity shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Company or such person or entity, whether through the ownership of an equity interest in the Company or such person or entity, by contract or otherwise.

1.4 Benefit Commencement Date: The date, determined under Article III, as of which a Participant begins to receive payment of benefits under the Plan.

1.5      Board:  The Board of Directors of the Company.

1.6      Company:  Halliburton Company.

1.7      Competitor:   A  company,   corporation,   enterprise,   firm,  limited
         partnership, partnership, person, sole proprietorship or any other business entity determined by the Board in its sole discretion to be competitive with the business of the Company, its Subsidiaries or its Affiliates.

1.8 Directors: An individual, elected to the Board by the stockholders of the Company or by the Board under applicable corporate law, who is serving on the Board on the Effective Date or is elected to the Board after the Effective Date.

1.9      Effective Date:  January 1, 1990.

1.10 Eligible Director: Each Director of the Company, except current and former employees of the Company, its Subsidiaries or its Affiliates and Directors newly elected to the Board on or after May 16, 2000.

1.11 Last Annual Retainer: The annual retainer for Directors which is in effect on a Participant's Termination Date.

1.12     Participant:   An  Eligible  Director   who  has  commenced,   but  not
         terminated, participation in the Plan as provided in Article II.

1.13     Plan:  Retirement Plan for Directors of Halliburton Company.

1.14 Plan Year: The period of time between successive annual meetings of the stockholders of the Company.

1.15 Subsidiary: At any given time, any other corporation of which an aggregate of 80% or more of the outstanding voting stock is owned of record or beneficially, directly or indirectly, by the Company or any other of its Subsidiaries.

1.16 Retirement Benefit: The annual retirement benefit specified in Article III, subject to the provisions of Article IV.

1.17 Retirement Benefit Payment Period: The period specified in Article III over which a Retirement Benefit is to be paid under the Plan.

1.18     Termination  Date:  The date on which  occurs  the end of a  Director's service  to  the  Company  as a  Director  by  reason  of  his  or  her retirement, declination to stand for re-election, resignation, disability, removal, death or other event that has the effect of terminating his or her service to the Company.

1.19     Trust:  Any trust created pursuant to the provisions of Article VIII.

1.20     Trust Agreement:  The agreement establishing the Trust.

1.21 Trustee: The person or persons or entity named from time to time as trustee in the Trust Agreement and his, their or its successors.

1.22 Trust Fund: The assets held under the Trust as they may exist from time to time.

1.23 Years of Service: An individual's service as an Eligible Director commencing on the effective date of his or her election as an Eligible Director and ending with his or her Termination Date. A Year of Service is equal to a Plan Year. A partial Year of Service is equal to a Year of Service.

                                   ARTICLE II
                                  PARTICIPATION

2.1      Admission as a Participant

         An Eligible Director shall become a Participant on the later of the date on which he or she completes three Years of Service or the Effective Date. The preceding sentence notwithstanding, no Director newly elected to the Board on or after May 16, 2000 shall become a Participant.

2.2      Termination of Participation

         A Participant shall cease to be such upon the earlier of his or her death or the completion of his or her Retirement Benefit Payment Period. In addition, a Participant in the Plan on May 16, 2000 shall be given a one-time election, at the time and in the form determined by the Administrator, to receive, in lieu of his Accrued Retirement Benefit and any future benefit under the Plan, a grant, at the time of such election, of an option to purchase 5,000 shares of the Company's common stock under the Halliburton Company 1993 Stock and Long-Term Incentive Plan at an option price equal to the fair market value of such common stock on the date of the grant, and the right to receive the same number of future annual stock option grants as a Director who is not eligible to participate in the Plan. Any Participant who makes such election shall cease to be a Participant as of the date of such election and shall be entitled to no benefits from the Plan.

                                  ARTICLE III
                               RETIREMENT BENEFITS

3.1      Retirement Benefit

         Following his or her  Termination  Date,  subject to the  provisions of
         Article IV, a Participant shall be entitled to receive an annual Retirement Benefit equal to his or her Last Annual Retainer commencing on his or her Benefit Commencement Date payable in each year of the Retirement Benefit Payment Period.

3.2      Retirement Benefit Payment Period

         The Retirement Benefit Payment Period shall be a period of time equal to the greater of five years or the number of Years of Service which a Participant shall have completed at his or her Termination Date, subject to the provisions of Article V.

3.3      Form of Payment and Benefit Commencement Date

         The Benefit Commencement Date shall be the first day of the calendar quarter coincident with or next succeeding the later of the
         Participant's Termination Date or attainment of 65 years of age, provided, however, if the Participant's Termination Date occurs as a result of the death of the Participant, the Benefit Commencement Date shall be the first day of the calendar quarter coincident with or next succeeding the date of the Participant's death. Annual payments shall be made to a Participant beginning on his or her Benefit Commencement Date.

3.4 Rules for Crediting Years of Service for Determining Retirement Benefit Payment Period

         All Years of Service, including those completed prior to the Effective Date, shall be credited for purposes of determining a Participant's Retirement Benefit Payment Period under Section 3.2.

3.5      Suspension of Payments on Resumption of Service as a Director

         3.5.1    If  payment  of  a  Participant's   benefits   hereunder  have
                  commenced, such payments shall be suspended on the effective date of the Participant's re-election to the Board.

         3.5.2    The  Retirement  Benefit  payable  upon resumption  of benefit payments  shall  be  equal  to  the  Participant's  Retirement
                  Benefit as of the date of the Participant's subsequent Termination Date giving effect to (i) such Participant's
                  additional   Years  of   Service   as  a   Director  following
                  re-election to the Board and (ii) the period for which Retirement Benefits were paid prior to such Participant's re-election to the Board. Such Retirement Benefit shall be based on all Years of Service, calculated in accordance with the preceding sentence of this Section and on the Last Annual Retainer in effect on the Participant's most recent Termination Date.

         3.5.3 For purposes of Sections 2.1, 3.1 and 3.2, all Years of Service, including those prior to any Benefit Commencement Date, shall be credited to an Eligible Director or Participant, as the case may be.

                                   ARTICLE IV
                         RETIREMENT BENEFIT FORFEITURES

         Any portion of the Accrued Retirement Benefit of a Participant not previously paid shall be forfeited upon a determination by the Board, in its sole discretion, that a Participant has, after the Effective Date, without the consent of the Board:

         (a) joined the board of directors of, managed, operated, participated in a material way in, entered employment with, performed consulting (or any other) services for, or otherwise been connected in any material manner with a Competitor;

         (b) directly or indirectly acquired an equity interest of five percent or greater in a competitor; or

         (c) disclosed any material trade secrets or other material confidential information, including customer lists, relating to the Company or to the business of the Company to others, including a Competitor.

                                   ARTICLE V
                                 DEATH BENEFITS

         Upon the death of a Participant, whether before or after such Participant's Benefit Commencement Date, all theretofore unpaid benefits to which he would otherwise have been entitled hereunder shall be paid to such Participant's surviving spouse in accordance with the provisions of Article III hereof. Should a Participant die leaving no surviving spouse or upon the subsequent death of a surviving spouse, any Retirement Benefit which would otherwise be payable hereunder shall lapse and the Company shall have no obligation to pay any sums to the Participant's or the Participant's spouses' heirs at law or beneficiaries or under a will or to the estate of the Participant or the Participant's spouse.

                                   ARTICLE VI
                           ADMINISTRATION OF THE PLAN

6.1      Administrator

         The Board of Directors shall appoint an Administrator to administer the Plan. Such Administrator or such successor Administrator as may be duly appointed by the Board of Directors shall serve at the pleasure of the Board. The Administrator shall maintain complete and adequate records pertaining to the Plan, including but not limited to Participants' Accrued Retirement Benefits, amounts transferred to the Trust, reports from the Trustee and all other records which shall be necessary or desirable in the proper administration of the Plan.

6.2      Indemnity

         The Company (the "Indemnifying Party") hereby agrees to indemnify and hold harmless the Administrator (the "Indemnified Party") against any losses, claims, damages or liabilities to which the Indemnified Party may become subject to the extent that such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based upon any act or omission of the Indemnified Party in connection with the administration of this Plan (other than any act or omission of such Indemnified Party constituting gross negligence or willful misconduct), and will reimburse the Indemnified Party for any legal or other expenses reasonably incurred by him or her in connection with investigating or defending against any such loss, claim, damage, liability or action. Promptly after receipt by the Indemnified Party of notice of the commencement of any action or proceeding with respect to any loss, claim, damage or liability against which the Indemnified Party believes he or she is indemnified hereunder, the Indemnified Party shall, if a claim with respect thereto is to be made against the Indemnifying Party hereunder, notify the Indemnifying Party in writing of the commencement thereof ; provided, however, that the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party to the extent the Indemnifying Party is not prejudiced by such omission. If any such action or proceeding shall be brought against the Indemnified Party, and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party, and, after notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party hereunder for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation or reasonable expenses of actions taken at the written request of the Indemnifying Party. The Indemnifying Party shall not be liable for any compromise or settlement of any such action or proceeding effected without its consent, which consent will not be unreasonably withheld.

                                  ARTICLE VII
                                 NATURE OF PLAN

         The adoption of this Plan and any setting aside of amounts by the Company with which to discharge its obligations hereunder shall not be deemed to create a trust; legal and equitable title to any funds so set aside shall remain in the Company, and any recipient of benefits hereunder shall have no security or other interest in such funds. Any and all funds so set aside shall remain subject to the claims of the general creditors of the Company, present and future. This provision shall not require the Company to set aside any funds, but the Company may set aside such funds if it chooses to do so.

                                  ARTICLE VIII
                              FUNDING OF OBLIGATION

8.1      Funding

         Article VII above to the contrary notwithstanding, the Company may fund all or part of its obligation hereunder by transferring assets to a Trust if the provisions of the Trust Agreement creating the Trust require the use of the Trust's assets to satisfy claims of the Company's general unsecured creditors in the event of the Company's insolvency and provide that no Participant shall at any time have a prior claim to such assets. The assets of the Trust shall not be deemed to be assets of this Plan.

8.2      Source of Payment

         If a Trust is created hereunder the Administrator shall determine whether any payment to be made to a Participant under the provisions of the Plan is to be made directly by the Company, from the Trust Fund or by a combination of such sources except to the extent the provisions of the Trust Agreement specify payment from the Trust Fund. The Plan shall be deemed to authorize any payment of a Participant's Accrued Retirement Benefit from the Trust Fund to the extent such payment is required by the provisions of the Trust Agreement.

                                   ARTICLE IX
                             TERMINATION OF THE PLAN

         The Board of Directors may terminate the Plan at any time. Upon termination of the Plan, payment of Participants' Accrued Retirement Benefits as of the date of termination shall be made in the manner and at the time prescribed in Articles III, IV and V hereof, but Participants shall accrue no additional Retirement Benefits hereunder.

                                   ARTICLE X
                              AMENDMENT OF THE PLAN

         The Board of Directors may, without the consent of Participants or their beneficiaries, amend the Plan at any time and from time to time, provided, however, that no amendment may deprive a Participant of his or her Accrued Retirement Benefit or be retroactive in effect to the prejudice of any Participant.

                                   ARTICLE XI
                               GENERAL PROVISIONS

11.1     No Preference over Creditors

         No Participant shall have any preference over the general creditors of the Company in the event of the Company's insolvency.

11.2     Incompetency of Payee

         If the Administrator receives evidence satisfactory to him or her that any person entitled to receive a payment hereunder is, at the time the benefit is payable, physically, mentally or legally incompetent to receive such payment and to give a valid receipt therefor, and that an individual or institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person has been duly appointed, the Administrator may direct that such payment be paid to such individual or institution maintaining or having custody of such person, and the receipt of such individual or institution shall be valid and a complete discharge for the payment of such benefit.

11.3     Direct Deposit of Payments

         Payments to be made hereunder may, at the written request of the Participant, be made to a bank account designated by such Participant, provided that deposits to the credit of such Participant in any bank or trust company shall be deemed payment into his hands.

11.4     Construction of Plan

         Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

11.5     Benefits Not Assignable

         Benefits provided under the Plan may not be assigned or alienated, either voluntarily or involuntarily, other than by will or by the applicable laws of descent and distribution.

11.6     Controlling Law

         THE LAWS OF THE STATE OF TEXAS SHALL CONTROL THE INTERPRETATION AND PERFORMANCE OF THE TERMS OF THE PLAN. THE PLAN IS NOT INTENDED TO QUALIFY UNDER SECTION 401(a) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR TO COMPLY WITH THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED.

         EXECUTED this 7th day of September, 2000.

                                       HALLIBURTON COMPANY



                                       By: /s/ David J. Lesar
                                          --------------------------------------
                                               David J. Lesar
                                               Chairman of the Board, President
                                               and Chief Executive Officer